Exhibit (g)(3)

Appendix "B"
To
Custodian Agreement
Between
Brown Brothers Harriman & Co. and Each of the Investment
Companies Listed on Appendix "A" thereto
Dated as of March 16, 2000

 The following is a list of Additional Custodians, Special
Subcustodians and Foreign Subcustodians under the Custodian Agreement dated as of September 1, 1994 (the "Custodian Agreement"):

A.  Additional Custodians

    CUSTODIAN               PURPOSE

    Bank of New York        FICASH

                            FITERM

B.  Special Subcustodians:

    SUBCUSTODIAN            PURPOSE

    Bank of New York        FICASH

C.  Foreign Subcustodians:




COUNTRY         FOREIGN SUBCUSTODIAN             DEPOSITORY

Argentina       Citibank, N.A., Buenos Aires     Caja de Valores, S.A.;

                (Citibank, N.A., New York        Central de Registracion y
                Agt. 7/16/81

                New York Agreement Amendment     Liquidacion de Instrumentos
                8/31/90)

                                                 de Endeudamiento Publico (CRYL)

                BankBoston, N.A., Buenos Aires

                (First Nat. Bank of Boston
                Agreement 1/15/88

                Omnibus Amendment 2/22/94)

Australia       National Australia Bank Ltd.,    Austraclear Limited;
                Melbourne

                (National Australia Bank Agt.    Reserve Bank Information and
                5/1/85

                Agreement Amendment 2/13/92      Transfer System (RITS)

                Omnibus Amendment 11/22/93)

                                                 The Clearing House Electronic

                                                 Sub-register system

Austria         Creditanstalt, AG, Vienna        Oesterreichische Kontrollbank

                (Creditanstalt Bankverein        Aktiengesellschaft (OEKB)
                Agreement 12/18/89

                Omnibus Amendment 1/17/94)

Bahrain         British Bank of the Middle       None
                East, Manama

Bangladesh      Standard Chartered Bank, Dhaka   None

                (Standard Chartered Bank
                Agreement 2/18/92)

Belgium         Banque Bruxelles Lambert,        Caisse Interprofessionnelle
                Brussels                         de Depot

                (Banque Bruxelles Lambert        et Virements de Titres (CIK);
                Agreement 11/15/90

                Omnibus Amendment 3/1/94)        Banque Nationale de Belgique
                                                 (BNB)

Bermuda         Bank of N.T. Butterfield &
                Son Ltd., Hamilton

Botswana        Stanbic Bank Botswana,
                Limited, Gaborone

                for The Standard Bank of
                South Africa, Limited (SBSA)

Brazil          BankBoston, N.A., Sao Paulo      Sao Paulo Stock Exchange

                (First National Bank of          (BOVESPA);
                Boston Agreement 1/5/88

                Omnibus Amendment 2/22/94)       Rio de Janeiro Exchange (BVRJ);

                                                 Camara de Liquidacao e Custodia

                                                 S.A. (CLC)

                                                 Companhia Brasleira de
                                                 Liquidacao e Custodia

Bulgaria        ING Bank N.V. (ING)              Central Depository AD (and)

                                                 Bulgarian National Bank

Canada          Canadian Imperial Bank of        Canadian Depository for
                Commerce, Toronto                Securities,

                (Canadian Imperial Bank of       Ltd., (CDS)
                Commerce

                Agreement 9/9/88

                Omnibus Amendment 12/1/93)

                Royal Bank of Canada, Toronto    Bank of Canada

                Proposed Agreement 2/23/96

Chile           Citibank, N.A., Santiago         Deposito Central de Valores,
                                                 S.A.

                (Citibank N.A., New York         (DCV)
                Agreement 7/16/81

                New York Agreement Amendment
                8/31/90)

China-Shanghai  Standard Chartered Bank,         Shanghai Securities Central
                Shanghai                         Clearing

                (Standard Chartered Bank         & Registration Corporation
                Agreement 2/18/92)

                                                 (SSCCRC)

China-          Standard Chartered Bank,         Shenzhen Securities
Shenzhen        Shenzhen                         Registration

                (Standard Chartered Bank         Corp. Ltd., (SSRC)
                Agreement 2/18/92)

Colombia        Cititrust Colombia , S.A.,       Deposito Central de Valores
                Sociedad Fiduciaria, Bogota      (DCV)

                (Citibank N.A., New York
                Agreement 7/16/81

                New York Agreement Amendment     Deposito Centralizado de
                8/31/90                          Valores

                Citibank N.A. Subsidiary         (DECEVAL)
                Amendment 10/19/95

                Citibank N.A./Cititrust
                Colombia Agreement 12/2/91)

Czech Republic  Citibank a.s., Praha, an         Stredisko Cennych Papiru (SCP)
                indirect subsidiary of

                Citibank, N.A.

                                                 Czech National Bank

Denmark         Den Danske Bank, Copenhagen      Vaerdipapircentralen - VP
                                                 Center

                (Den Danske Bank Agreement
                1/1/89

                Omnibus Amendment 12/1/93)

Ecuador         Citibank, N.A., Quito            None

                (Citibank, N.A. New York
                Agreement 7/16/81

                New York Agreement Amendment
                8/31/90

                Citibank, Quito Side Letter
                7/3/95)

Egypt           Citibank, N.A., Cairo            Misr for Clearing, Settlement

                (Citibank, N.A. New York         and Depository
                Agreement 7/16/81

                New York Agreement Amendment
                8/31/90)

Finland         Merita Bank Ltd., Helsinki       Finnish Central Securities

                                                 Depository Ltd.

France          Banque Paribas, Paris            SICOVAM;

                Agreement 4/2/93)                Banque de France

Germany         Dresdner Bank AG, Frankfurt      Deutsche Borse Clearing (DBC)

                (Dresdner Bank Agreement
                10/6/95)

Ghana           Merchant Bank (Ghana)            None
                Limited, Accra

                for The Standard Bank of
                South Africa, Limited (SBSA)

Greece          Citibank, N.A., Athens           The Central Securities
                                                 Depository,

                (Citibank N.A., New York         Apothetirion Titlon A.E.
                Agreement 7/16/81

                New York Agreement Amendment
                8/31/90)

                                                 The Bank of Greece

Hong Kong       The Hongkong & Shanghai Banking  Central Clearing and

                Corp., Ltd., Hong Kong           Settlement System (CCASS)

                (Hongkong & Shanghai Banking
                Corp. Agt. 4/19/91

                Omnibus Supplement 12/29/93)     The Central Money Markets Unit

Hungary         Citibank Budapest, Rt.           Central Depository and Clearing

                (Citibank N.A., New York         House (Budapest) Ltd.,
                Agreement 7/16/81

                New York Agreement Amendment     (KELER Ltd.)
                8/31/90

                Citibank N.A. Subsidiary
                Amendment 10/19/95

                Citibank N.A./Citibank
                Budapest Agmt. 1/24/92

                (amended 6/23/92 and 9/29/92))

India           Citibank, N.A., Mumbai           National Securities Depository

                                                 Limited

                (Citibank N.A., New York
                Agreement 7/16/81

                New York Agreement Amendment
                8/31/90

                Citibank, Mumbai Amendment
                11/17/93)

                Standard Chartered Bank, Mumbai

                (Standard Chartered Bank
                Agreement 2/18/92

                SCB, Mumbai Annexure and Side
                Letter 7/18/94)

Indonesia       Citibank, N.A., Jakarta          PT Kustodian Sentral Efek
                                                 Indonesia

                (Citibank N.A., New York
                Agreement 7/16/81

                New York Agreement Amendment
                8/31/90)

Ireland         Allied Irish Banks, plc.,        Gilt Settlement Office (GSO)
                Dublin

                (Allied Irish Banks Agreement
                1/10/89

                Omnibus Amendment 4/8/94)        CREST

Israel          Bank Hapoalim, B.M.              Tel-Aviv Stock Exchange

                (Bank Hapoalim Agreement         (TASE) Clearinghouse Ltd.
                8/27/92)

Italy           Banca Commerciale Italiana,      Monte Titoli S.p.A.
                Milan

                (Banca Commerciale Italiana
                Agreement 5/8/89

                Agreement Amendment 10/8/93      Banca D'Italia

                Omnibus Amendment 12/14/93)

Ivory Coast     Societe Generale de Banques      Depositaire Central Banque de
                en Cote d'Ivoire, a

                wholly owned subsidiary of       Reglement (DCBR)
                Societe Generale

Japan           The Bank of Tokyo-Mitsubishi,    Japan Securities Depository
                Ltd.,                            Center.,

                Tokyo                            (JASDEC); Bank of Japan

Jordan          Arab Bank, plc, Amman            None

                (Arab Bank Agreement 4/5/95

                HSBC Bank Middle East

Kenya           Stanbic Bank Kenya, Limited,     None
                Nairobi

                for The Standard Bank of
                South Africa, Limited (SBSA)

Lebanon         British Bank of the Middle       Midclear
                East, Beirut

Luxembourg                                       Kredietbank Luxembourg (KBL)

Malaysia        Hongkong Bank Malaysia Berhad,   Malaysian Central Depository
                                                 Sdn.

                Kuala Lumpur                     Bhd (MCD)

                (Hongkong & Shanghai Banking
                Corp. Agt. 4/19/91

                Omnibus Supplement 12/29/93

                Malaysia Subsidiary              Bank Negara Malaysia
                Supplement 5/23/94)

Mauritius       Hongkong & Shanghai Banking      Central Depository &
                Corp., Ltd.,                     Settlement Co.,

                Port Louis                       Ltd.

Mexico          Citibank Mexico, S.A., Mexico    Institucion para el Deposito de
                City

                (Citibank N.A., New York         Valores- S.D. INDEVAL, S.A. de
                Agreement 7/16/81

                New York Agreement Amendment     C.V.
                8/31/90

                Citibank, Mexico, S.A.
                Amendment 2/7/95)

                                                 Banco de Mexico

Morocco         Banque Marocaine du Commerce     MAROCLEAR
                Exterieur,

                Casablanca

                (BMCE Agreement 7/6/94)

                Citibank Maghreb, Casablanca,
                Casablanca

Namibia         Standard Bank Namibia Ltd.,      None
                Windhoek

Netherlands     MeesPierson N.V.,                Nederlands Centraal Instituut
                                                 voor

                Amsterdam, a wholly owned        (NECIGEF)/KAS Associatie N.V.
                subsidiary of

                Societe Generale                 (KAS); De Nederlandsche Bank

                ABN-AMRO Bank N.V.                (DNB)New



New Zealand     National Australia Bank Ltd.,    New Zealand Securities
                Melbourne

                (National Australia Bank         Depository Limited (NZCDS)
                Agreement 5/1/85

                Agreement Amendment 2/13/92

                Omnibus Amendment 11/22/93

                New Zealand Addendum 3/7/89)

Norway          Den norske Bank ASA, Oslo        Verdipapirsentralen (VPS)

                (Den norske Bank Agreement
                11/16/94)

Oman            British Bank of the Middle       Muscat Securities Market
                East, Muscat

Pakistan        Standard Chartered Bank,         The Central Depository
                Karachi

                (Standard Chartered Bank         Company of Pakistan (CDC)
                Agreement 2/18/92)

Peru            Citibank, N.A., Lima             Caja de Valores (CAVAL)

                (Citibank N.A., New York
                Agreement 7/16/81

                New York Agreement Amendment
                8/31/90)

Philippines     Citibank, N.A., Manila           The Philippines Central
                                                 Depository,

                (Citibank N.A., New York         Inc.; The Registry of Scripless
                Agreement 7/16/81

                New York Agreement Amendment     Securities of the Bureau of the
                8/31/90)

                                                 Treasury Department of Finance

Poland          Citibank Poland, S.A., Warsaw    National Depository of
                                                 Securities

                (Citibank N.A., New York
                Agreement 7/16/81

                New York Agreement Amendment     National Bank of Poland
                8/31/90

                Citibank Subsidiary Amendment
                10/19/95

                Citibank, N.A./Citibank
                Poland S.A. Agt. 11/6/92)

                Bank Polska Kasa Opieki S.A.,
                Warsaw

Portugal        Banco Comercial Portuges,        Central de Valores Mobiliaros
                Lisboa

                                                 (Interbolsa)

Romania                                          National Company for Clearing

                                                 Settlement & Depository for

                                                 Securities

                                                 Bucharest Stock Exchange

                                                 National Bank of Romania

Russia          Credit Suisse First Boston       Rosvneshtorgbank (VTB)
                (Moscow), Ltd

                Citibank T/O, Moscow             Moscow Interbank Currency

                                                 Exchange Clearinghouse (MICEX)

                                                 National Depository Center

Singapore       Hongkong & Shanghai Banking      Central Depository Pte Ltd.
                                                 (CDP)

                Corp., Ltd., Singapore

                (Hongkong & Shanghai Banking
                Corp. Agt. 4/19/91

                Omnibus Supplement 12/29/93)

Slovak          Internationale Nederlanden       Stredisko Cennych Papeirov
Republic        Bank N.V. (ING BankN.V.),        (SCP)
                Amsterdam



                                                 National Bank of Slovakia

Slovenia                                         Central Klirnisko Depotna
                                                 Drozba

                                                  d.d.

South Africa    First National Bank of           The Central Depository (Pty)
                Southern Africa Ltd.,            Ltd.

                Johannesburg                     (CD)

                (First National Bank of
                Southern Africa Agmt. 8/7/91)

South Korea     Citibank, N.A., Seoul            Korean Securities Depository
                                                 (KSD)

                (Citibank N.A., New York
                Agreement 7/16/81

                New York Agreement Amendment
                8/31/90

                Citibank, Seoul Agreement
                Supplement 10/28/94)

Spain           Banco Santander S.A., Madrid     Servicio de Compensacion y

                (Banco Santander Agreement       Liquidacion de Valores (SCLV)
                12/14/88)

                                                 Banco de Espana

Sri Lanka       Hongkong & Shanghai Banking      Central Depository System (Pvt)
                Corp. Ltd.,

                Colombo                          Limited (CDS)

                (Hongkong & Shanghai Banking
                Corp. Agt. 4/19/91

                Omnibus Supplement 12/29/93)

Swaziland       Standard Bank Swaziland,         None
                Limited, Mbabane

                for The Standard Bank of
                South Africa, Limited (SBSA)

Sweden          Skandinaviska Enskilda           Vardepapperscentralen VPC AB
                Banken, Stockholm

                (Skandinaviska Enskilda
                Banken Agreement 2/20/89

                Omnibus Amendment 12/3/93)

Switzerland     Swiss Bank Corporation, Basel    SIS SegaInterSettle AG (SIS)

                (Swiss Bank Corporation
                Agreement 3/1/94)

Taiwan          Standard Chartered Bank, Taipei  Taiwan Securities Central
                                                 Depository

                (Standard Chartered Bank         Co. Ltd. (TSCD)
                Agmt. 2/18/92)

Thailand        Hongkong & Shanghai Banking      Thailand Securities Depository
                Corp. Ltd.,

                Bangkok                          Company (TSD)

                (Hongkong & Shanghai Banking
                Corp. Agmt. 4/19/91

                Omnibus Amendment 12/29/93)

Transnational                                    Cedel Bank Societe

                                                 Anonyme, Luxembourg

                                                 Euroclear Clearance System

                                                 Societe Cooperative, Belgium

Turkey          Citibank, N.A., Istanbul         Takas ve Saklama Bankasi A.S.
                                                 (TvS)

                (Citibank N.A., New York
                Agmt. 7/16/81

                New York Agmt. Amendment         Central Bank of Turkey (CBT)
                8/31/90)

United          Lloyds Bank PLC, London          Central Gilts Office (CGO);
Kingdom         Midland Bank Plc

                                                 CREST;

                                                 Central Money Markets Office

                                                 (CMO)

Uruguay         BankBoston, N.A. Montevideo      None

Venezuela       Citibank, N.A., Caracas          The Caja Venezolana de

                (Citibank N.A., New York         Valores (CVV)
                Agreement 7/16/81

                New York Agreement Amendment
                8/31/90)

Zambia          Stanbic Bank Zambia Ltd.,        Lusaka Central Depository
                Lusaka



                                                 The Bank of Zamibia

Zimbabwe        Stanbic Bank Zimbabwe Ltd.,      None
                Harare


Each of the Investment Companies Listed on Appendix "A" to the
Custodian Agreement, on Behalf of Each of Their Respective Portfolios

By:    ___/s/John Costello______________________
Name:  _  John Costello______________________
Title: __Asst. Treasurer______________________